                       STATEMENT OF ADDITIONAL INFORMATION

                               -----------------


                     FLAG INVESTORS VALUE BUILDER FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                               -----------------



 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ
   IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES
             DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR
                 CALLING THE FUND, ONE SOUTH STREET, BALTIMORE,
                         MARYLAND 21202, (800) 767-FLAG.










                   Statement of Additional Information Dated:
             August 1, 1999 as Supplemented through October 25, 1999
                       relating to the Prospectuses Dated:
             August 1, 1999 as Supplemented through October 11, 1999

                                TABLE OF CONTENTS


1.      GENERAL INFORMATION AND HISTORY......................................1

2.      INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS...............1

3.      VALUATION OF SHARES AND REDEMPTION...................................7

4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS.................8

5.      MANAGEMENT OF THE FUND..............................................11

6.      INVESTMENT ADVISORY AND OTHER SERVICES..............................15

7.      DISTRIBUTION OF FUND SHARES.........................................16

8.      BROKERAGE...........................................................20

9.      CAPITAL STOCK.......................................................21

10.     SEMI-ANNUAL REPORTS.................................................22

11.     CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES...................22

12.     INDEPENDENT ACCOUNTANTS.............................................23

13.     LEGAL MATTERS.......................................................23

14.     PERFORMANCE INFORMATION.............................................23

15.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................25

16.     FINANCIAL STATEMENTS................................................26

        APPENDIX A.........................................................A-1

1.      GENERAL INFORMATION AND HISTORY

        Flag Investors Value Builder Fund, Inc. (the "Fund") is an open-end diversified management investment company, or mutual fund. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Flag Investors Value Builder Fund Class A Shares (the "Class A Shares"), Flag Investors Value Builder Fund Class B Shares (the "Class B Shares"); Flag Investors Value Builder Fund Class C Shares (the "Class C Shares"); and Flag Investors Value Builder Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Value Builder Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.

        Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Fund's Registration Statement filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


        The Fund was incorporated under the laws of the State of Maryland on March 5, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and began operations on June 15, 1992. The Fund began offering the Class B Shares on January 3, 1995, the Institutional Shares on November 2, 1995, and the Class C Shares on April 8, 1998.

        Under a license agreement dated June 15, 1992 between the Fund and Alex. Brown & Sons Incorporated (predecessor to BT Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


2.      INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

        The Fund's investment objective is to maximize total return through a combination of long-term capital appreciation and current income. The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities (including common stocks, convertible securities and government and corporate fixed-income obligations). Under normal market conditions, between 40% and 75% of the Fund's total assets will be invested in equity securities and at least 25% of the Fund's total assets will be invested in fixed-income securities, all as more fully described below. There can be no assurance that the Fund's investment objective will be achieved.

        At least 25% of the Fund's total assets will be invested in fixed-income securities, defined for this purpose to include non-convertible corporate debt securities, non-convertible preferred stock and government obligations. The average maturity of these investments will vary from time to time depending on the Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (the "Advisors") assessment of the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed-income securities in the Fund's portfolio will be between two and ten years under normal market conditions. In general, non-convertible corporate debt obligations held in the Fund's portfolio will be rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined to be of comparable quality by the Advisors under criteria approved by the Board of Directors. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics. Up to 10% of the Fund's assets may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's). Securities that were investment grade at the time of purchase, but are subsequently downgraded to BB, Ba or lower will be included in the 10% category. In the event that any security owned by the Fund is downgraded, the Advisors will review the situation and take appropriate action, but will not be required to sell any such security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in below investment grade debt securities. (See "Investments in Non-Investment Grade Securities" below.)

        In addition to the Fund's investments in corporate and government fixed-income obligations the Fund may invest up to 10% of its total assets in non-convertible corporate debt obligations that are rated below investment grade by S&P or Moody's or are unrated by S&P or Moody's but of similar quality. A description of the rating categories of S&P and Moody's is set forth in the Appendix to this Statement of Additional Information.


        The Fund may also invest up to 5% of its net assets in covered call options as described below, and an additional 10% of its total assets in the aggregate in equity and debt securities issued by foreign governments or corporations and not traded in the United States.

        Additional information about certain of the Fund's investment policies and practices are described below.

COVERED CALL OPTIONS

        As a means of protecting the Fund's assets against market declines, the Fund may write covered call option contracts on certain securities which it owns or has the immediate right to acquire, provided that the aggregate value of such options does not exceed 5% of the value of the Fund's net assets as of the time such options are written. If, however, the securities on which the calls have been written appreciate, more than 5% of the Fund's assets may be subject to the call. The Fund may also purchase call options for the purpose of terminating its outstanding call option obligations.


        When the Fund writes a call option, it gives the purchaser of the option the right, but not the obligation, to buy the securities at the price specified in the option (the "Exercise Price") at any time prior to the expiration of the option. In call options written by the Fund, the Exercise Price, plus the option premium paid by the purchaser, will almost always be greater than the market price of the underlying security at the time a call option is written. If any option is exercised, the Fund will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options will be written when the Advisors, as appropriate, believe the security should be held for the long-term but expects no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for a long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

        Only call options which are traded on a national securities exchange will be written. Currently, call options may be traded on the Chicago Board Options Exchange and the American, Pacific, Philadelphia and New York Stock Exchanges. Call options are issued by The Options Clearing Corporation, which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by The Options Clearing Corporation or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

        Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Directors believe that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction or exercise of a call option will be realized depending on whether the amount paid to purchase a call to close a position, or the price at which the option is exercised, is less or more than the amount received from writing the call. In the event that the Advisors are incorrect in their forecasts regarding market values, interest rates and other applicable factors, the Fund would be in a worse position than if the call option had not been written.

        Positions in options on stocks may be closed before expiration only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although the Fund will write options only when the Advisors believe a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular stock option. Possible reasons for the absence of a liquid secondary market include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or The Options Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or to impose restrictions on types of orders. Although The Options Clearing Corporation has stated that it believes (based on forecasts provided by the exchanges on which options are traded) that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised The Options Clearing Corporation that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

        Certain provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, will restrict the use of covered call options. (See "Federal Tax Treatment of Dividends and Distributions" below.)

CONVERTIBLE SECURITIES


        The Fund may invest in convertible securities. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investment in common stock of the same issuer.


NON-INVESTMENT GRADE SECURITIES

        The Fund may purchase non-convertible corporate bonds that carry ratings lower than those assigned to investment grade bonds by S&P or Moody's, or that are unrated by S&P or Moody's if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds generally are known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gains. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities that are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.


        Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities, but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.


        Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for lower rated bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for lower rated bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available. Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.

OTHER INVESTMENTS

         For temporary, defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.


FOREIGN INVESTMENT RISK CONSIDERATIONS

         From time to time, the Advisors may invest the Fund's assets in American Depositary Receipts and other securities, which are traded in the United States and represent interests in foreign issuers. The Advisors may also invest up to 10% of the Fund's assets in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers and which are not traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in dollars so changes in the value of the dollar relative to other currencies will affect the value of foreign investments. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

         Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.


ILLIQUID SECURITIES

         In addition, the Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, provided that no more than 5% of its total assets may be invested in restricted securities. Not included within this limitation are securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act, if the securities are determined to be liquid. The Board of Directors has adopted guidelines and delegated to the Advisors, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

INVESTMENT RESTRICTIONS

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:


         1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

         2. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

         3. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

         4. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

         5. Invest in real estate or mortgages on real estate;

         6. Purchase or sell commodities or commodities contracts, including financial futures contracts;

         7. Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

         8. Issue senior securities;

         9. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies;

         10. Effect short sales of securities;

         11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

         12. Purchase participations or other direct interests in oil, gas or other mineral leases or exploration or development programs; or

         13. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal or state securities laws), including repurchase agreements with remaining maturities in excess of seven days, provided, however, that the Fund shall not invest more than 5% of its total assets in securities that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities).

         The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

         The percentage limitations contained in these restrictions apply at the time of purchase of securities.


3.       VALUATION OF SHARES AND REDEMPTION

VALUATION OF SHARES

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

REDEMPTION

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem shares by check or by wire transfer of funds. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.



4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

         In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Included among these requirements are the following:
(i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held the shares. If any such gains are retained, the Fund will pay federal income tax thereon.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, distributions from the Fund generally will qualify for the corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OR EXCHANGE OF FUND SHARES

         Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who
(1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

         The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

5.      MANAGEMENT OF THE FUND

Directors and Officers

        The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.


*TRUMAN T. SEMANS, Chairman (10/27/26)
         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor) and Virginia Hot Springs Inc. (property management). Formerly, Managing Director and Vice Chairman, Alex. Brown Incorporated (now BT Alex. Brown Incorporated) and Director, ISI Family of Funds (registered investment companies).


RICHARD R. BURT, Director (2/3/47)
         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds and Deutsche Funds, Inc., and Trustee, Deutsche Portfolios (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1991.


*RICHARD T. HALE, Director (7/17/45)
         Managing Director, Deutsche Asset Management Americas; Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor). Formerly, Director, ISI Family of Funds (registered investment companies). Chartered Financial Analyst.


JOSEPH R. HARDIMAN, Director (5/27/37)
         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products), Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia
         University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. MCDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies).


REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2006 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).


ROBERT H. WADSWORTH, Director (1/29/40)
         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, The Wadsworth Group (registered investment advisor), First Fund Distributors, Inc. (registered broker-dealer) and Guinness Flight Investments Funds, Inc.; Director, The Germany Fund, Inc., The Central European Equity Fund, Inc., Deutsche Funds, Inc., Trustee, Deutsche Portfolios, and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies).


CARL W. VOGT, Esq., President (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue. N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak), and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration). Formerly, Director of each fund in the Fund Complex.

CHARLES A. RIZZO, Treasurer (8/5/57)
         Vice President and Department Head, Deutsche Asset Management Americas, since 1999; and Vice President and Department Head, BT Alex. Brown Incorporated, 1998-1999. Formerly, Senior Manager,
         PricewaterhouseCoopers LLP, 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)
         Vice President, Deutsche Asset Management Americas, since 1999; and Vice President, BT Alex. Brown Incorporated, 1997-1999. Formerly, Senior Manager, PricewaterhouseCoopers LLP, 1988-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
         Director, Deutsche Asset Management Americas, since 1999. Principal, BT Alex. Brown Incorporated, 1998-1999. Formerly, Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

----------
* Messrs. Semans and Hale are directors who are "interested persons," as defined in the 1940 Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently eight funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of three other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as Director of four funds in the Fund Complex. Ms. Rimel serves as Director of seven funds in the Fund Complex. Messrs. Burt, Hardiman, Levy, McDonald and Wadsworth serve as Directors of each of the funds in the Fund Complex. Mr. Vogt serves as President of seven of the funds in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary, and Mr. Hirsch serves as Assistant Secretary, for each of the funds in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


        With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management Americas or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") and Mr. Woolf, the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among the funds in direct proportion to their relative net assets. For the fiscal year ended March 31, 1999, Independent Directors' fees (including fees paid to the Fund's President) attributable to the assets of the Fund totaled approximately $36,141.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 1999.


                                                   COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
Name of Person,           Aggregate Compensation From     Pension or Retirement        Total Compensation from the Fund
Position                  the Fund Payable to Directors   Benefits Accrued as Part     and Fund Complex Payable to
                          for the Fiscal Year Ended       of Fund Expenses             Directors for the Fiscal Year Ended
                          March 31, 1999                                               March 31, 1999
--------------------------------------------------------------------------------------------------------------------------
Truman T. Semans(1)       $0                              $0                                          $0
 Chairman

Richard T. Hale(1)        $0                              $0                                          $0
 Director


James J. Cunnane(8)       $3,448(2)                       $ (3)                               $39,000 for service
 Director                                                                                       on 13(4) Boards


Joseph R. Hardiman(5)     $2,717                          $ (3)                               $29,500 for service
 Director                                                                                       on 12(6) Boards

John F. Kroeger(7)        $3,232                          $ (3)                               $36,750 for service
 Director                                                                                       on 13(4) Boards

Louis E. Levy             $4,111                          $ (3)                               $46,500 for service
 Director                                                                                       on 13(4) Boards

Eugene J. McDonald        $3,885(2)                       $ (3)                               $44,000 for service
 Director                                                                                       on 13(4) Boards

Rebecca W. Rimel          $3,501(2)                       $ (3)                               $39,000 for service
 Director                                                                                       on 11(4,6) Boards

Carl W. Vogt              $3,523(2)                       $ (3)                               $39,000 for service
 Director                                                                                       on 12(4,6) Boards


Richard R. Burt(9)        N/A                              N/A                                N/A
 Director

Robert H. Wadsworth(9)    N/A                              N/A                                N/A
 Director


--------------------------------
(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2) Of amounts payable to Ms. Rimel and Messrs. Cunnane, McDonald, and Vogt $3,501, $3,448, $3,885 and $3,523, respectively, was deferred pursuant to a deferred compensation plan.
(3) The Fund Complex has adopted a retirement plan for eligible Directors and the Fund's President, as described below. The actuarially computed pension expense for the year ended March 31, 1999 was approximately $14,319.
(4) One of these Funds ceased operations on July 29, 1998.
(5) Elected to Fund's board effective September 27, 1998.
(6) Ms. Rimel receives and Messrs. Hardiman and Vogt received (prior to their appointment or election as Director to all of the funds in the Fund Complex) proportionately higher compensation from each fund for which they serve as Director.
(7) Retired, effective September 27, 1998; Deceased on November 26, 1998.
(8) Retired, effective October 7, 1999.
(9) Elected to Fund's board effective October 7, 1999.

         The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which the Participant serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. McDonald has qualified for, but has not received, benefits.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1998 are as follows: for Ms. Rimel, 3 years; for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Mr. Vogt, 3 years; for Mr. Hardiman, 1 year and for Mr. Burt and Mr. Wadsworth, 0 years.



Years of Service                     Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------                    ------------------------------------------------------------------
                                    Chairmen of Audit and Executive                 Other Participants
                                              Committees                            ------------------
                                    -------------------------------
6 years                                         $ 4,900                                   $ 3,900
7 years                                         $ 9,800                                   $ 7,800
8 years                                         $14,700                                   $11,700
9 years                                         $19,600                                   $15,600
10 years or more                                $24,500                                   $19,500


         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


CODE OF ETHICS

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director, or employee of the Fund or the Advisors preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity (including trades of both clients and covered persons) do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


6.       INVESTMENT ADVISORY AND OTHER SERVICES


         On March 30, 1999, the Board of Directors of the Fund, including a majority of the Independent Directors, approved a new investment advisory agreement between the Fund and Investment Company Capital Corp ("ICC" or the Advisor") and a new sub-advisory agreement among the Fund, ICC and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor"). The Investment Advisory Agreement and Sub-Advisory Agreement were approved by a vote of shareholders of the Fund on October 7, 1999. ICC is an indirect subsidiary of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Deutsche Asset Management Americas is an operating unit of Deutsche Bank consisting of ICC and other asset management affiliates of Deutsche Bank. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining limited partnership interest. ICC also serves as advisor and ABIM serves as sub-advisor to other funds in the Flag Investors family of funds.


         Under the Investment Advisory Agreement, ICC is responsible for obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to ABIM, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABIM to the Fund are not exclusive and ICC and ABIM are free to render similar services to others.


         As compensation for its services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly, at the following annual rates; 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million, and 0.70% of the amount in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICC, payable from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and payable monthly, at the annual rate of 0.75% of the first $50 million, 0.60% of the next $150 million, and 0.50% of the amount in excess of $200 million.


         The Investment Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICC and sub-advisory fees paid by ICC to ABIM for the last three fiscal years were as follows:



                                                              YEAR ENDED MARCH 31,
                                     ------------------------------------------------------------------
FEES PAID TO:                           1999                         1998                       1997
                                     ----------                   ----------                 ----------
ICC                                  $5,619,259                   $3,769,264                 $2,227,355
ABIM                                 $4,056,393                   $2,735,069                 $1,633,167

         ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services.")


7.      DISTRIBUTION OF FUND SHARES

        ICC Distributors, Inc. ("ICC Distributors") serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement effective August 31, 1997, which provides for distribution of each class of Shares.


        The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

        The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and most recently on September 27, 1999.



        ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.

        In addition, with respect to the Class A, Class B and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.


        As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly equal to 0.25% of the average daily net assets of the Class A Shares. With respect to Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services as described above for the Class B Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class B Shares. As compensation for providing distribution services as described above for Class C Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class C Shares. In addition, with respect to the Class B and Class C Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of the respective average daily net assets of the Class B and the Class C Shares. (See the Prospectus.) ICC Distributors receives no compensation for distributing the Institutional Shares.


        As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:


                                                                  Fiscal Year Ended March 31,
                                                 -----------------------------------------------------------
                    Fee                              1999                   1998                     1997
                ----------                       -------------          ------------              ----------
12b-1 Fee                                        $2,095,410(1)          $1,318,534(2)             $726,107(4)
Class B Shareholder Servicing Fee                  $206,332(1)             $96,025(3)              $21,379(4)
Class C Shareholder Servicing Fee                   $19,316                  N/A                      N/A

-------------
(1) Fees received by ICC Distributors.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $457,116 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $861,418.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $26,604 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $69,421.
(4) Fees received by Alex. Brown.


         Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted a Plan of Distribution for each of its classes of Shares (except the Institutional Shares) (the "Plans"). Under each Plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year thereafter, as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 27, 1999.



         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Stock").

        During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.


        Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class.

GENERAL INFORMATION


        The Fund's distributor received commissions on the sale of the Flag Investors Class A Shares and contingent deferred sales charges on the Flag Investors Class B and Class C Shares and retained from such commissions and sales charges the following amounts:


                                                                   Fiscal Year Ended March 31,
                         -----------------------------------------------------------------------------------------------
                                    1999                                1998                            1997
                         -------------------------       -------------------------------      --------------------------
          Class            Received       Retained         Received           Retained          Received      Retained
        --------         -------------    --------       --------------     -------------      ----------    -----------
Class A
Commissions              $1,159,313(1)      $0(1)         $1,547,315(2)     $1,308,006(4)      $937,641(6)    $868,899(6)

Class B
Contingent
Deferred Sales           $1,607,852(1)      $0(1)         $1,498,689(3)     $1,128,132(5)      $483,596(6)    $350,485(6)
Charge

Class C Contingent
Deferred Sales           $159,062(1)        $0(1)               N/A               N/A             N/A            N/A
Charge

-------------
(1) By ICC Distributors.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $566,160 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $981,154.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $539,410 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $959,279.
(4) Of commissions received, Alex. Brown retained $130,006 and ICC Distributors retained $0.
(5) Of sales charges received, Alex. Brown retained $418,559 and ICC Distributors retained $709,573.
(6) By Alex. Brown.


         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICC or ABIM.

         The address of ICC Distributors is P.O. Box 7558, Portland, Maine
04101.


8.       BROKERAGE

         ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.


         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABIM to furnish reports and to maintain records in connection with such reviews.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         ABIM directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:



                                                             Fiscal Year Ended March 31,
                                         ---------------------------------------------------------------------
                                         1999                          1998                           1997
                                         ----                       -----------                    -----------
Transactions Directed                     $0                        $80,647,030                    $38,947,268
Commissions Paid                          $0                        $   174,443                    $   111,113

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1999, the Fund held a 4.80% repurchase agreement issued by Goldman Sachs & Co. valued at $32,211,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.


9.       CAPITAL STOCK

         The Fund is authorized to issue 90 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of Shares: Flag Investors Value Builder Fund Class A Shares, Flag Investors Value Builder Fund Class B Shares, Flag Investors Value Builder Fund Class C Shares and Flag Investors Value Builder Fund Institutional Shares. The Flag Investors Value Builder Fund

Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of BT Alex. Brown. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.


         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.



10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.


11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust"), 130 Liberty Street, New York, New York 10006 serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended March 31, 1999, Bankers Trust was paid $92,747 as compensation for providing custody services to the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $16.83 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended March 31, 1999 such fees totaled $335,996.


         ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

Average Net Assets                            Incremental Annual Accounting Fee
------------------                            ---------------------------------
0 - $10,000,000                                             $13,000 (fixed fee)
$10,000,000 - $20,000,000                                                0.100%
$20,000,000 - $30,000,000                                                 0.80%
$30,000,000 - $40,000,000                                                 0.60%
$40,000,000 - $50,000,000                                                 0.50%
$50,000,000 - $60,000,000                                                 0.40%
$60,000,000 - $70,000,000                                                 0.30%
$70,000,000 - $100,000,000                                                0.20%
$100,000,000 - $500,000,000                                               0.15%
$500,000,000 - $1,000,000,000                                             0.05%
over $1,000,000,000                                                       0.01%


      For the fiscal year ended March 31, 1999, ICC received accounting fees of $127,817.

      In addition, the Fund will reimburse ICC for the following out of pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

12.   INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.


13.   LEGAL MATTERS

      Morgan, Lewis & Bockius LLP serves as counsel to the Fund.



14.   PERFORMANCE INFORMATION

      For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)n = ERV

Where:  P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years (1, 5 or 10)

      ERV = ending redeemable value at the end of the 1-, 5-, or 10-year periods
            (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or the later commencement of operations of a Series or class) commenced operations.


         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended March 31, 1999 were as follows:


                         ONE-YEAR PERIOD ENDED              FIVE YEAR PERIOD ENDED
                             MARCH 31, 1999                     MARCH 31, 1999                    SINCE INCEPTION
                     ---------------------------          --------------------------         --------------------------
                                                                             Average                            Average
                       Ending                               Ending            Annual           Ending           Annual
                     Redeemable           Total           Redeemable          Total          Redeemable          Total
Class                   Value             Return             Value            Return            Value           Return
-------              ----------           ------          ----------          ------         ----------        --------
Class A                $1,088             8.78%             $2,487            19.99%           $2,917           17.07%
6/15/92*

Class B                $1,090             9.05%               N/A              N/A             $2,444           23.47%
1/3/95*

Class C                  N/A               N/A                N/A              N/A             $1,105           10.53%
4/8/98*

Institutional          $1,142            14.22%               N/A              N/A             $2,002           22.59%
11/2/95*


-----------
*  Inception Date

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or CDA Investment Technologies Inc., or with the performance of the Lehman Government Corporate Bond Index, the Consumer Price Index, the return on 90-day U.S.

Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1999 was 10% and in fiscal year 1998 was 7%.


15.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, the following persons held beneficially or of record 5% or more of the outstanding shares of a class of the Fund, as of May 11, 1999:


                                          Owned of          Beneficially
           Name and Address                Record               Owned              Percentage of Ownership
           ----------------               --------          ------------         ---------------------------
Bankers Trust Corp & Affil 401K                                     X            10.05% of Class A Shares
Savings Plan
The Partnershare Plan of
Bankers Trust NY Corp & Affil
100 Plaza One
Jersey City, NJ  07311

Mercantile Safe Dep & Tr Co                     X                                8.91% of Institutional Shares
Cust
FBO Calvert School Pension
Plan
2 Hopkins Plz Lowr Level
Baltimore, MD  21201

Mercantile Safe Dep & Tr Co                     X                                10.86% of Institutional Shares
Cust
FBO Calvert School
AB Flag Value A/C #1166032
766 Hammonds Ferry Road
Linthicum, MD  21090-1317


BT Alex. Brown Incorporated                     X                   X            13.96% of Institutional Shares
FBO 250-10788-16
Brown Advisory House Acct.
P.O. Box 1346
Baltimore, MD  21203

Nationsbank Montgomery                          X                                23.59% of Institutional Shares
Securities
FBO 800002431
P.O. Box 37156
San Francisco, CA  94137-0001

         As of May 11, 1999, Directors and officers as a group beneficially owned an aggregate of less than 1% of the Fund's total outstanding shares.


16.      FINANCIAL STATEMENTS


         See next page.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1999


Shares                                                              Market Value
--------------------------------------------------------------------------------
Common Stock: 66.5%

Banking: 2.3%
     152,500      Bank of America Corporation ................      $ 10,770,312
     200,000      KeyCorp ....................................         6,062,500
     131,000      Wells Fargo & Company ......................         4,593,187
                                                                    ------------
                                                                      21,425,999
                                                                    ------------
Basic Industry: 1.3%
     707,600      Airgas, Inc.* ..............................         5,926,150
     140,000      Georgia Gulf Corp. .........................         1,566,250
      30,000      Hercules, Inc. .............................           757,500
      44,654      Potash Corp. of Saskatchewan, Inc. .........         2,388,989
      31,600      Schulman (A.), Inc. ........................           430,550
      28,000      Solutia, Inc. ..............................           486,500
                                                                    ------------
                                                                      11,555,939
                                                                    ------------
Business Services: 3.1%
     294,700      First Data Corp. ...........................        12,598,425
     176,400      SEI Corp. ..................................        16,317,000
                                                                    ------------
                                                                      28,915,425
                                                                    ------------
Capital Goods: 1.3%
     300,000      Case Corp. .................................         7,612,500
      36,000      Eaton Corp. ................................         2,574,000
      96,200      Westinghouse Air Brake Co. .................         2,008,175
                                                                    ------------
                                                                      12,194,675
                                                                    ------------
Consumer Durables/Non-Durables: 5.7%
     860,800      Blyth Industries, Inc.* ....................        20,336,400
      33,500      Eastman Kodak Co. ..........................         2,139,812
     140,000      Ford Motor Company .........................         7,945,000
      50,000      Liz Claiborne, Inc. ........................         1,631,250
     111,600      Philip Morris Cos., Inc. ...................         3,926,925
     510,100      Richfood Holdings, Inc. ....................        10,999,031
     414,800      Unifi, Inc.* ...............................         5,288,700
                                                                    ------------
                                                                      52,267,118
                                                                    ------------
Consumer Services: 17.2%
     736,000      America Online, Inc.* ......................       107,456,000
   1,632,400      Cendant Corp.* .............................        25,710,300
      60,000      Gannett Co. ................................         3,780,000
     202,000      Sinclair Broadcasting Group A* .............         2,941,625

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------


Shares                                                              Market Value
--------------------------------------------------------------------------------

Common Stock (continued)

Consumer Services (concluded)
    559,400      The Learning Co., Inc.* ......................      $16,222,600
     50,000      Times Mirror Co.-Class A .....................        2,703,125
                                                                     -----------
                                                                     158,813,650
                                                                     -----------
Defense/Aerospace: 0.8%
    156,000      Boeing Co. ...................................        5,323,500
     62,342      Lockheed Martin Corp. ........................        2,349,514
                                                                     -----------
                                                                       7,673,014
                                                                     -----------
Energy: 1.0%
    125,000      Burlington Resources, Inc. ...................        4,992,187
    250,000      Petroleum Geo Services* ......................        3,812,500
                                                                     -----------
                                                                       8,804,687
                                                                     -----------
Entertainment: 0.6%
    796,700      Lodgenet Entertainment Corp.* ................        5,228,344
                                                                     -----------

Financial Services: 5.0%
     83,500      American Express Co. .........................        9,811,250
    258,500      Citigroup ....................................       16,511,687
     87,500      Countrywide Credit Industries, Inc. ..........        3,281,250
    172,000      Freddie Mac ..................................        9,825,500
    265,780      MBNA Corp. ...................................        6,345,497
                                                                     -----------
                                                                      45,775,184
                                                                     -----------
Health Care Services: 4.2%
    190,000      Amgen, Inc.* .................................       14,226,250
     40,000      Baxter International, Inc. ...................        2,640,000
     76,000      Bristol-Myers Squibb Co. .....................        4,887,750
    114,000      Johnson & Johnson ............................       10,680,375
     77,200      Wellpoint Health Networks, Inc.* .............        5,852,725
                                                                     -----------
                                                                      38,287,100
                                                                     -----------
Hotels/Gaming: 0.4%
    200,000      Harrah's Entertainment, Inc.* ................        3,812,500
                                                                     -----------

Housing: 1.5%
    367,800      Champion Enterprises, Inc.* ..................        7,126,125
    128,000      USG Corp. ....................................        6,576,000
                                                                     -----------
                                                                      13,702,125
                                                                     -----------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                               March 31, 1999


Shares/
Par (000)                                                           Market Value
--------------------------------------------------------------------------------

Common Stock (continued)

Insurance: 7.2%
  1,256,749      Conseco, Inc. ................................      $38,802,125
     65,000      Hartford Financial Services Group ............        3,692,812
     77,900      NAC Re Corp. .................................        4,182,256
    150,000      RenaissanceRe Holdings Limited ...............        5,240,625
    236,720      XL Capital Limited - Class A .................       14,380,740
                                                                     -----------
                                                                      66,298,558
                                                                     -----------
Multi - Industry: 0.9%
     64,000      United Technologies Corp. ....................        8,668,000
                                                                     -----------

Real Estate: 1.7%
     89,913      Crestline Capital Corp.* .....................        1,382,412
     60,200      General Growth Properties, Inc. ..............        1,952,738
    899,136      Host Marriott Corp. ..........................       10,002,888
     35,000      National Health Investors, Inc. ..............          752,500
    100,500      U.S. Restaurant Properties, Inc. .............        1,940,906
                                                                     -----------
                                                                      16,031,444
                                                                     -----------
Retail: 1.6%
     53,164      J.C. Penney Co., Inc. ........................        2,153,142
    400,000      Kmart Corp.* .................................        6,725,000
     90,000      Tandy Corp. ..................................        5,743,125
                                                                     -----------
                                                                      14,621,267
                                                                     -----------

Technology: 5.9%
     70,400      Autodesk, Inc. ...............................        2,846,800
    326,800      Cognex Corp.* ................................        7,741,075
    125,000      Electronic Data Systems Corp. ................        6,085,938
     86,000      International Business Machines Corp. ........       15,243,500
    903,000      Novell, Inc.* ................................       22,744,313
                                                                     -----------
                                                                      54,661,626
                                                                     -----------
Telecommunications: 2.7%
    300,000      Comsat Corp. .................................        8,681,250
    190,689      MCI Worldcom, Inc.* ..........................       16,887,895
                                                                     -----------
                                                                      25,569,145
                                                                     -----------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1999

Shares/
Par (000)                                                           Market Value
--------------------------------------------------------------------------------

Common Stock (concluded)

Transportation: 1.1%
     135,000       Canadian National Railway Co. ............       $  7,509,375
      34,982       Delta Air Lines, Inc. ....................          2,431,249
                                                                    ------------
                                                                       9,940,624
                                                                    ------------
Utilities: 1.0%
     204,700       Midamerican Energy Hldgs* ................          5,731,600
         881       Star Gas Partners L.P.* ..................             12,340
     100,000       Unicom Corp. .............................          3,656,250
                                                                    ------------
                                                                       9,400,190
                                                                    ------------
                   Total Common Stock
                     (Cost $324,609,023) ......................      613,646,614
                                                                    ------------

Preferred Stock: 0.8%

     200,000       Conseco Financial Trust, 8.70% .............        4,950,000
     100,000       Conseco Financial Trust, 9.16% .............        2,506,250
                                                                       ---------
                   Total Preferred Stock
                     (Cost $7,500,000) ........................        7,456,250
                                                                       ---------


Convertible Preferred Stock: 1.8%

      40,000       Fleetwood Capital Trust, Cvt. Pfd., 6.00% ..        1,620,000
      75,000       Host Marriott Financial Trust,
                   Cvt. Pfd., 6.75% ...........................        3,075,000
      95,000       Sinclair Broadcast Group Cvt. Pfd., 6.00% ..        3,877,188
     423,600       U.S. Restaurant Properties, Series A,
                   Cvt. Pfd., 7.72% ...........................        7,889,550
                                                                      ----------
                   Total Convertible Preferred Stock
                     (Cost $20,341,867) .......................       16,461,738
                                                                      ----------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                               March 31, 1999

      Par
     (000)                                                          Market Value
--------------------------------------------------------------------------------

CONVERTIBLE BONDS: 2.4%

     $ 2,000       Healthcare Realty Trust, Cvt. Deb.,
                     6.55%, 3/14/02 ............................     $ 1,830,000
       8,800       Platinum Technology International, Inc.,
                     Cvt. Deb. 6.25%, 12/15/02 .................       8,338,000
       1,661       Richardson Electronics, Cvt. Deb.
                     8.25%, 6/15/06 ............................       1,407,698
         339       Richardson Electronics, Cvt. Deb.
                     7.25%, 12/15/06 ...........................         224,164
      10,907       Softkey International Cvt. Deb.,
                     5.50%, 11/1/00 ............................      10,716,128
                                                                     -----------
                   Total Convertible Bonds
                     (Cost $21,052,282) ........................      22,515,990
                                                                     -----------

CORPORATE BONDS: 23.0%

       7,400       Amazon.com Inc., 0.00%, 5/1/08 ..............       5,032,000
       3,000       Avon Products, Inc., 6.55%, 8/1/07 ..........       2,970,000
       1,000       Caesar's World, 8.875%, 8/15/02 .............       1,007,500
       2,975       Calenergy Co., Inc., 7.23%, 9/15/05 .........       3,082,844
       5,000       Calenergy Co., Inc., 7.63%, 10/15/07 ........       5,300,000
       3,000       Campbell Soup Co., 6.15%, 12/1/02 ...........       3,056,250
       1,000       Capstar Hotel, 8.75%, 8/15/07 ...............         957,500
       8,000       Cendant Corp., 7.75%, 12/1/03 ...............       8,220,000
         873       Chattem Inc., Sr Sub Deb, 12.75%, 6/15/04 ...         977,760
       3,000       Circus Circus, 6.75%, 7/15/03 ...............       2,857,500
       1,000       Citigroup, Inc, 6.125%, 6/15/00 .............       1,004,270
       5,100       Conseco, Inc., 6.80%, 6/15/05 ...............       4,927,875
         700       CSX Corp., Nt, 7.00%, 9/15/02 ...............         720,125
       5,000       Cytec Industries, Inc., 6.50%, 3/15/03 ......       4,743,750
       5,000       Cytec Industries, Inc., 6.75%, 3/15/08 ......       5,031,250
         300       Exxon Capital Corp., Nt, 6.50%, 7/15/99 .....         300,993
       2,150       First Tennessee Bank, 6.40%, 4/1/08 .........       2,158,063
       2,000       FMC Corp., Nt, 8.75%, 4/1/99 ................       2,000,000
       1,500       FMC Corp., Nt, 6.75%, 5/5/05 ................       1,428,750
       5,000       FMC Corp., Nt, 7.00%, 5/15/08 ...............       4,868,750
       5,000       Frontier Corp., 7.25%, 5/15/04 ..............       5,112,500
       1,000       Fund America Enterprise, Nt, 7.75%, 2/1/03 ..       1,020,000
       5,000       Furon Co., 8.12%, 3/1/08 ....................       4,912,500
       5,000       GTE Corp., 6.46%, 4/15/08 ...................       5,118,750
       5,700       HMH Properties, Nt, 7.875%, 8/1/05 ..........       5,543,250
       1,000       HMH Properties, Nt, 8.45%, 12/1/08 ..........         995,000

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

      Par
     (000)                                                          Market Value
--------------------------------------------------------------------------------

CORPORATE BONDS (continued)

     $ 3,000       Host Marriott Travel Plaza, 9.50%, 5/15/05 ...   $  3,131,250
       5,000       HVIDE Marine, Inc., 8.375%, 2/15/08 ..........      3,425,000
       5,000       ICI, 6.95%, 9/15/04 ..........................      4,968,750
       1,775       ITT Corp., Nt, 6.25%, 11/15/00 ...............      1,723,969
       2,000       ITT Corp., Nt, 6.75%, 11/15/03 ...............      1,870,000
       5,000       J.P. Morgan, Nt, 6.875%, 1/15/07 .............      5,143,750
       4,000       Jeffries Group, Inc., 7.50%, 8/15/07 .........      4,200,000
       2,000       John Q. Hammons Hotels LP, Nt,
                     8.875%, 2/15/04 ............................      1,870,000
       3,000       Knight-Ridder, Inc., 6.625%, 11/1/07 .........      3,082,500
       5,000       Lilly Industries, Inc., 7.75%, 12/1/07 .......      5,087,500
       2,500       Lockheed Martin Corp., 7.25%, 5/15/06 ........      2,646,875
       2,200       Lockheed Martin Corp., Nt, 6.85%, 5/15/01 ....      2,244,000
       5,000       LodgeNet Entertainment, Nt,
                     10.25%, 12/15/06 ...........................      5,112,500
       1,285       Markel Corp., Nt, 7.25%, 11/1/03 .............      1,338,006
      10,000       Marriot International, Inc.,
                     6.625%, 11/15/03 ...........................     10,012,500
       1,100       Masco Corp., Nt, 6.625%, 9/15/99 .............      1,105,500
       1,000       Masco Corp., Nt, 6.125%, 9/15/03 .............      1,005,000
       2,000       McDonnell Douglas Corp., Nt,
                     6.875%, 11/1/06 ............................      2,100,000
         500       MCI Communication, Nt, 7.50%, 8/20/04 ........        532,500
       9,800       Millipore Corp., 7.20%, 4/1/02 ...............      9,800,000
       7,100       Millipore Corp., Nt, 7.50%, 4/1/07 ...........      6,984,625
       4,000       Morgan Guaranty Trust Co., Nt,
                     5.75%, 10/8/99 .............................      4,014,360
       2,000       Nabisco, Inc., 6.70%, 6/15/02 ................      2,012,500
       1,500       Norfolk Southern, 6.95%, 5/1/02 ..............      1,537,500
       1,500       Norfolk Southern, 7.35%, 5/15/07 .............      1,603,125
       5,000       Premier Parks, Nt, 9.25%, 4/1/06 .............      5,225,000
       4,000       Premier Parks, Nt, 9.75%, 1/15/07 ............      4,350,000
       3,815       Raychem Corp.,7.20%, 10/15/08 ................      3,829,306
       3,000       Raytheon Co., 6.45%, 8/15/02 .................      3,052,500
       5,000       Raytheon Co., 6.50%, 7/15/05 .................      5,081,250
       1,500       Salomon, Inc., Nt, 7.125%, 8/1/99 ............      1,510,050
       5,500       Solutia, Inc., 6.50%, 10/15/02 ...............      5,527,500
       3,000       Tandy Corp., 6.95%, 09/1/07 ..................      3,120,000
       1,000       Tektronix, Inc., Nt, 7.50%, 8/1/03 ...........      1,022,500
       1,000       Tenneco, Inc., Nt, 8.075%, 10/1/02 ...........      1,042,500
       5,000       United Defense Inds, Inc.,
                     8.75%, 11/15/07 ............................      5,025,000
       2,660       USG Corp., 8.50%, 8/1/05 .....................      2,859,500
         500       Xerox Corp., Nt, 7.15%, 8/1/04 ...............        522,500
                                                                     -----------
                   Total Corporate Bonds (Cost $210,757,633) ....    212,066,496
                                                                     -----------

-----------------------------------------------------------------------------
FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Statement of Net Assets (concluded)                            March 31, 1999

       Par
      (000)                                                         Market Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY SECURITIES: 1.4%

     $ 1,000       Federal National Mortgage Assoc.,
                     7.60%, 5/24/06 ..........................       $ 1,003,280
                                                                     -----------
                   U.S. Treasury Notes
       4,000         6.25%, 5/31/00 ..........................         4,058,720
       4,000         5.75%, 10/31/00 .........................         4,043,760
       4,000         6.125%, 12/31/01 ........................         4,106,600
                                                                     -----------
                                                                      12,209,080
                                                                     -----------
                   Total U.S. Government Agency Securities
                     (Cost $12,976,097) ......................        13,212,360
                                                                     -----------


 Repurchase Agreement: 3.5%


      32,211       Goldman Sachs & Co., 4.80%

                     Dated 3/31/99, to be repurchased on 4/1/99,
                     collateralized by U.S. Treasury Note with a
                     par value of $30,327,000, coupon rate of
                     6.375%, due 8/15/27, with a market value of
                     $32,620,328 (Cost $32,211,000) ................. 32,211,000
                                                                      ----------

Total Investments in Securities (Cost $629,447,902)** ..    99.4%   $917,570,448
Other Assets in Excess of Liabilities ..................     0.6%      5,218,468
                                                           -----    ------------
Net Assets .............................................   100.0%   $922,788,916
                                                           =====    ============

Net Asset Value and Redemption Price Per:
   Class A Share ($649,663,851 / 26,897,803 shares) ..........     $   24.15
                                                                   =========

   Class B Share ($110,679,674 / 4,590,241 shares) ...........     $   24.11***
                                                                   =========
   Class C Share ($17,450,549 / 723,521 shares) ..............     $   24.12****
                                                                   =========
   Institutional Share ($144,994,842 / 5,953,220 shares) .....     $   24.36
                                                                   =========
Maximum Offering Price Per:
   Class A Share ($24.15 / 0.955) ............................     $   25.29
                                                                   =========
   Class B Share .............................................     $   24.11
                                                                   =========
   Class C Share .............................................     $   24.12
                                                                   =========
   Institutional Share .......................................     $   24.36
                                                                   =========
--------
    * Non-income producing security.
   ** Aggregate cost for federal tax purposes is $629,224,848.
  *** Redemption value is $23.15 following a 4% maximum contingent deferred sales charge.
 **** Redemption value is $23.88 following a 1% maximum contingent deferred sales charge.

                 See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Statement of Operations

                                                                      For the
                                                                    Year Ended
                                                                     March 31,
--------------------------------------------------------------------------------
                                                                       1999
Investment Income:
   Dividends ................................................     $   8,804,013
   Interest .................................................        19,627,795
   Less:Foreign taxes withheld ..............................           (19,778)
                                                                  -------------
            Total income ....................................        28,412,030
                                                                  -------------

Expenses:
   Investment advisory fee ..................................         5,619,259
   Distribution fee .........................................         2,321,058
   Transfer agent fee .......................................           335,996
   Accounting fee ...........................................           127,817
   Registration fees ........................................           119,352
   Custodian fees ...........................................            92,747
   Directors' fees ..........................................            36,141
   Miscellaneous ............................................           239,029

                                                                  -------------
            Total expenses ..................................         8,891,399
                                                                  -------------
   Net investment income ....................................        19,520,631
                                                                  -------------
Realized and unrealized gain on investments:
   Net realized gain from security transactions .............        13,846,863
   Change in unrealized appreciation/depreciation
     of investments .........................................        76,741,086
                                                                  -------------
   Net gain on investments ..................................        90,587,949
                                                                  -------------
Net increase in net assets resulting from operations ........     $ 110,108,580
                                                                  =============

                 See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Statements of Changes in Net Assets



                                                 For the Years Ended March 31,
------------------------------------------------------------------------------
                                                     1999             1998
Increase in Net Assets:
Operations:
   Net investment income ....................   $  19,520,631    $  12,089,775
   Net realized gain from security
     transactions ...........................      13,846,863        4,718,485
   Change in unrealized appreciation/
     depreciation of investments ............      76,741,086      124,787,999
                                                -------------    -------------
   Net increase in net assets
     resulting from operations ..............     110,108,580      141,596,259
                                                -------------    -------------
Distributions to Shareholders from:
   Net investment income and short-term gains:
     Class A Shares .........................     (13,804,511)      (8,528,277)
     Class B Shares .........................      (1,569,776)        (625,533)
     Class C Shares .........................        (128,906)            --
     Class D Shares .........................        (257,548)        (351,052)
     Institutional Shares ...................      (3,045,076)      (1,539,023)
   Net realized long-term gains:
     Class A Shares .........................      (8,542,386)      (5,136,333)
     Class B Shares .........................      (1,338,049)        (601,637)
     Class C Shares .........................        (156,874)            --
     Class D Shares .........................            --           (224,735)
     Institutional Shares ...................      (1,772,147)      (1,098,467)
                                                -------------    -------------
   Total distributions ......................     (30,615,273)     (18,105,057)
                                                -------------    -------------
Capital Share Transactions:
   Proceeds from sale of shares .............     273,356,523      233,685,893
   Value of shares issued in reinvestment
     of dividends ...........................      27,465,074       16,203,251
   Cost of shares repurchased ...............    (135,894,760)     (40,437,180)
                                                -------------    -------------
   Increase in net assets derived from
     capital share transactions .............     164,926,837      209,451,964
                                                -------------    -------------
   Total increase in net assets .............     244,420,144      332,943,166
Net Assets:
   Beginning of period ......................     678,368,772      345,425,606
                                                -------------    -------------
   End of period (including undistributed net
     investment income of $4,505,377 and
     $3,766,431, respectively) ..............   $ 922,788,916    $ 678,368,772
                                                =============    =============

                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)


                                                           For the
                                                          Year Ended
                                                           March 31,
                                                          ----------
                                                             1999
Per Share Operating Performance:
   Net asset value at beginning of period ..........      $   22.09
                                                          ---------
Income from Investment Operations:
   Net investment income ...........................           0.56
   Net realized and unrealized gain on investments .           2.40
                                                          ---------
   Total from Investment Operations ................           2.96
                                                          ---------

Less Distributions:
   Net investment income and short-term gains ......          (0.57)
   Net realized mid-term and long-term capital gains          (0.33)
                                                          ---------
   Total distributions .............................          (0.90)
                                                          ---------
   Net asset value at end of period ................      $   24.15
                                                          =========
Total Return .......................................          13.91%

Ratios to Average Net Assets:
   Expenses ........................................           1.12%
   Net investment income ...........................           2.64%

Supplemental Data:
   Net assets at end of period (000) ...............      $ 649,664
   Portfolio turnover rate .........................             10%


------
(1) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 1.40% for the year ended March 31, 1995.

(2) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 3.02% for the year ended March 31, 1995.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------



                                                                   For the Years Ended March 31,
                                                           ---------------------------------------------
                                                           1998         1997          1996          1995
                                                           ----         ----          ----          ----
Per Share Operating Performance:
   Net asset value at beginning of period ..........    $   17.14     $   14.68     $   12.02     $   11.23
                                                        ---------     ---------     ---------     ---------
Income from Investment Operations:
   Net investment income ...........................         0.47          0.39          0.36          0.35
   Net realized and unrealized gain on investments .         5.21          2.49          3.03          0.80
                                                        ---------     ---------     ---------     ---------
   Total from Investment Operations ................         5.68          2.88          3.39          1.15
                                                        ---------     ---------     ---------     ---------

Less Distributions:
   Net investment income and short-term gains ......        (0.47)        (0.36)        (0.41)        (0.35)
   Net realized mid-term and long-term capital gains        (0.26)        (0.06)        (0.32)        (0.01)
                                                        ---------     ---------     ---------     ---------
   Total distributions .............................        (0.73)        (0.42)        (0.73)        (0.36)
                                                        ---------     ---------     ---------     ---------
   Net asset value at end of period ................    $   22.09     $   17.14     $   14.68     $   12.02
                                                        =========     =========     =========     =========
Total Return .......................................        33.82%        19.90%        28.86%        10.57%

Ratios to Average Net Assets:
   Expenses ........................................         1.14%         1.27%         1.31%         1.35%(1)
   Net investment income ...........................         2.49%         2.51%         2.72%         3.07%(2)

Supplemental Data:
   Net assets at end of period (000) ...............    $ 491,575     $ 278,130     $ 200,020     $ 146,986
   Portfolio turnover rate .........................            7%           13%           15%           18%

                 See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)


                                                           For the
                                                          Year Ended
                                                           March 31,
                                                          ----------
                                                             1999
Per Share Operating Performance:
   Net asset value at beginning of period ..........      $   22.08
                                                          ---------
Income from Investment Operations:
   Net investment income ...........................           0.41
   Net realized and unrealized gain on investments .           2.38
                                                          ---------
   Total from Investment Operations ................           2.79
                                                          ---------

Less Distributions:
   Net investment income and short-term gains ......          (0.43)
   Net realized mid-term and long-term capital gains          (0.33)
                                                          ---------
   Total distributions .............................          (0.76)
                                                          ---------
   Net asset value at end of period ................      $   24.11
                                                          =========
Total Return .......................................          13.10%

Ratios to Average Net Assets:
   Expenses ........................................           1.87%
   Net investment income ...........................           1.90%

Supplemental Data:
   Net assets at end of period (000) ...............      $ 110,680
   Portfolio turnover rate .........................             10%


-------------
(1) Annualized
(2) Commencement of Operations.
(3) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 2.17% annualized for the period ended March 31, 1995.
(4) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 2.87% annualized for the period ended March 31, 1995.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------


                                                                                               For the period
                                                                                               Jan. 3, 1995(2)
                                                                                                    through
                                                            For the Years Ended March 31,          March 31,
                                                            --------------------------------------------------
                                                            1998         1997          1996          1995
Per Share Operating Performance:
   Net asset value at beginning of period ..........     $   17.16     $   14.71     $   12.01     $   11.14
                                                         ---------     ---------     ---------     ---------
Income from Investment Operations:
   Net investment income ...........................          0.34          0.26          0.21          0.08
   Net realized and unrealized gain on investments .          5.20          2.51          3.05          0.79
                                                         ---------     ---------     ---------     ---------
   Total from Investment Operations ................          5.54     $    2.77          3.26          0.87
                                                         ---------     ---------     ---------     ---------

Less Distributions:
   Net investment income and short-term gains ......         (0.36)        (0.26)        (0.24)      --
   Net realized mid-term and long-term capital gains         (0.26)        (0.06)        (0.32)      --
                                                         ---------     ---------     ---------     ---------
   Total distributions .............................         (0.62)        (0.32)        (0.56)      --
                                                         ---------     ---------     ---------     ---------
   Net asset value at end of period ................     $   22.08     $   17.16     $   14.71     $   12.01
                                                         =========     =========     =========     =========
Total Return .......................................         32.84%        19.00%        27.89%         7.81%

Ratios to Average Net Assets:
   Expenses ........................................          1.89%         2.02%         2.06%         2.10%(1,3)
   Net investment income ...........................          1.75%         1.84%         1.97%         2.94%(1,4)

Supplemental Data:
   Net assets at end of period (000) ...............     $  64,498     $  17,311     $   4,178     $     341
   Portfolio turnover rate .........................             7%           13%           15%           18%


                 See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Financial Highlights -- Class C Shares
(For a share outstanding throughout each period)

                                                      For the Period
                                                     April 8, 1998(1)
                                                          through
                                                         March 31,
                                                     ----------------
                                                           1999
Per Share Operating Performance:
   Net asset value at beginning of period ..........      $ 22.31
                                                          -------
Income from Investment Operations:
   Net investment income ...........................         0.39
   Net realized and unrealized gain on investments .         2.10
                                                          -------
   Total from Investment Operations ................         2.49
                                                          -------

Less Distributions:
   Net investment income and short-term gains ......        (0.35)
   Net realized mid-term and long-term capital gains        (0.33)
                                                          -------
   Total distributions .............................        (0.68)
                                                          -------
   Net asset value at end of period ................      $ 24.12
                                                          =======
Total Return .......................................        11.50%(3)

Ratios to Average Net Assets:
   Expenses ........................................         1.91%(2)
   Net investment income ...........................         2.05%(2)

Supplemental Data:
   Net assets at end of period (000) ...............      $17,450
   Portfolio turnover rate .........................           10%

                 See accompanying Notes to Financial Statements.

----------
(1) Commencement of operations.
(2) Annualized
(3) Total return is since inception.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Financial Highlights -- Class D Shares
(For a share outstanding throughout each period)

                                                 For the Period
                                                  April 1, 1998
                                                      through
                                                  November 20,(1)
                                                 ---------------
                                                       1999
Per Share Operating Performance:
   Net asset value at beginning of period ........    $22.05
                                                      ------
Income from Investment Operations:
   Net investment income .........................      0.29
   Net realized and unrealized gain on investments     (0.06)
                                                      ------
   Total from Investment Operations ..............      0.23
                                                      ------

Less Distributions:
   Net investment income and short-term gains ....     (0.32)
   Net realized long-term capital gains ..........      --
                                                      ------
   Total distributions ...........................     (0.32)
                                                      ------
   Net asset value at end of period ..............    $21.96
                                                      ======
Total Return .....................................      1.09%

Ratios to Average Net Assets:
   Expenses ......................................      1.50%
   Net investment income .........................      2.04%

Supplemental Data:
   Net assets at end of period (000) .............    $ --
   Portfolio turnover rate .......................        10%


--------
(1) Class D Shares were converted to Class A Shares on November 20, 1998.
(2) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 1.74% for Class D Shares for the year ended
    March 31, 1995.
(3) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 2.68% for Class D Shares for the year ended March 31, 1995.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------

                                                             For the Years Ended March 31,
                                                       ----------------------------------------------
                                                       1998          1997          1996          1995
Per Share Operating Performance:
   Net asset value at beginning of period ........    $ 17.11       $ 14.66       $ 12.01       $ 11.22
                                                      -------       -------       -------       -------
Income from Investment Operations:
   Net investment income .........................       0.43          0.35          0.33          0.31
   Net realized and unrealized gain on investments       5.17          2.47          3.02          0.80
                                                      -------       -------       -------       -------
   Total from Investment Operations ..............       5.60          2.82          3.35          1.11
                                                      -------       -------       -------       -------

Less Distributions:
   Net investment income and short-term gains ....      (0.40)        (0.31)        (0.38)        (0.31)
   Net realized long-term capital gains ..........      (0.26)        (0.06)        (0.32)        (0.01)
                                                      -------       -------       -------       -------
   Total distributions ...........................      (0.66)        (0.37)        (0.70)        (0.32)
                                                      -------       -------       -------       -------
   Net asset value at end of period ..............    $ 22.05       $ 17.11       $ 14.66       $ 12.01
                                                      =======       =======       =======       =======
Total Return .....................................      33.33%        19.46%        28.44%        10.18%

Ratios to Average Net Assets:
   Expenses ......................................       1.49%         1.62%         1.66%         1.70%(2)
   Net investment income .........................       2.14%         2.15%         2.37%         2.72%(3)

Supplemental Data:
   Net assets at end of period (000) .............    $18,478       $15,213       $13,757       $11,717
   Portfolio turnover rate .......................          7%           13%           15%           18%


                 See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)



                                                         For the
                                                        Year Ended
                                                         March 31,
                                                        ----------
                                                           1999
Per Share Operating Performance:
   Net asset value at beginning of period ........      $  22.26
                                                        --------
Income from Investment Operations:
   Net investment income .........................          0.63
   Net realized and unrealized gain on investments          2.41
                                                        --------
   Total from Investment Operations ..............          3.04
                                                        --------

Less Distributions:
   Net investment income and short-term gains ....         (0.61)
   Net realized long-term capital gains ..........         (0.33)
                                                        --------
   Total distributions ...........................         (0.94)
                                                        --------
   Net asset value at end of period ..............      $  24.36
                                                        ========
Total Return .....................................         14.20%

Ratios to Average Net Assets:
   Expenses ......................................          0.87%
   Net investment income .........................          2.88%

Supplemental Data:
   Net assets at end of period (000) .............      $144,995
   Portfolio turnover rate .......................            10%


--------
(1) Commencement of operations.
(2) Annualized

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------

                                                                                              For the period
                                                                                              Jan. 3, 1995(2)
                                                                                                  through
                                                           For the Years Ended March 31,         March 31,
                                                           --------------------------------------------------
                                                                 1998         1997                  1996
Per Share Operating Performance:
   Net asset value at beginning of period ........        $  17.27           $ 14.77            $ 13.89
                                                          --------           -------            -------
Income from Investment Operations:
   Net investment income .........................            0.51              0.41               0.13
   Net realized and unrealized gain on investments            5.25              2.53               1.17
                                                          --------           -------            -------
   Total from Investment Operations ..............            5.76              2.94               1.30
                                                          --------           -------            -------

Less Distributions:
   Net investment income and short-term gains ....           (0.51)            (0.38)             (0.10)
   Net realized long-term capital gains ..........           (0.26)            (0.06)             (0.32)
                                                          --------           -------            -------
   Total distributions ...........................           (0.77)            (0.44)             (0.42)
                                                          --------           -------            -------
   Net asset value at end of period ..............        $  22.26           $ 17.27            $ 14.77
                                                          ========           =======            =======
Total Return .....................................           34.08%            20.24%             21.12%

Ratios to Average Net Assets:
   Expenses ......................................            0.89%             1.02%              1.03%(2)
   Net investment income .........................            2.75%             2.83%              2.89%(2)

Supplemental Data:
   Net assets at end of period (000) .............        $103,817           $34,771            $11,768
   Portfolio turnover rate .......................               7%               13%                15%


                 See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
---------------------------------------------------------------------
Notes to Financial Statements

NOTE 1 -- Significant Accounting Policies

     Flag Investors Value Builder Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on March 5, 1992, commenced operations June 15, 1992. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. Its objective is to seek long-term growth of capital and current income through diversified in vestments in a professionally managed balanced portfolio of equity and debt securities.

     The Fund consists of four share classes: Class A Shares, which were first offered June 15, 1992; Class B Shares, which were first offered January 3, 1995; Institutional Shares, which were first offered November 2, 1995; and Class C Shares, which were first offered April 8, 1998. The Fund previously offered Class DShares which were converted to Class A Shares on November 20, 1998.

     The Class A, Class B, and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and C Shares have a contingent deferred sales charge. In addition each of the classes has a different distribution fee. The Institutional Shares do not have a front-end sales charge, a contingent deferred sales charge or a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation-- values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
     NOTE 1 -- concluded

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the seller agrees to repurchase at a set time and price. The third party, which is the seller's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the seller defaults. The Fund's access to the collateral may be delayed or limited if the seller defaults and the value of the collateral declines or if the seller enters into an insolvency proceeding.

     C. Federal Income Taxes-- Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

               The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes. The Fund designates $11,809,456 as being paid from long-term capital gains.

     D. Securities Transactions, Investment Income, Distributions and Other-- Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Notes to Financial Statements (continued)
NOTE 2  Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.

     For the year ended March 31, 1999 ICC's advisory fee was $5,619,259 of which $559,244 was payable at the end of the period.

     ICC also provides accounting services to the Fund for which the Fund pays ICCan annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended March 31, 1999 ICC's fee was $127,817 of which $11,441 was payable at the end of the period.

     ICC also provides transfer agency services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended March 31, 1999 ICC's fee was $335,996 of which $25,461 was payable at the end of the period.

     Bankers Trust Corporation is the Fund's custodian. For the year ended March 31, 1999, custody fees amounted to $92,747, of which $35,500 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICC.

     Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICC pays ABIMa fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million, and 0.50% of the amount over $200 million.

     ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee that is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 1999 was $14,319 and the accrued liability was $31,300.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------

NOTE 2 -- concluded

     On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with ICC thereafter is subject to the approval of Fund shareholders. On March 30, 1999, the Board of Directors approved a new advisory agreement between ICC and the Fund in the event the merger is approved and completed. The new advisory agreement and a new sub-advisory agreement will be subject to shareholder approval. If the transaction is approved and completed, Deutsche Bank AG, as ICC's new parent company, will control its operations as investment advisor. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

NOTE 3  Capital Share Transactions

     The Fund is authorized to issue up to 90 million shares of $.001 par value capital stock (40 million Class A, 15 million Class B, 15 million Institutional, 15 million Class C, 3 million Class D and 2 million undesignated). Transactions in shares of the Fund were as follows:


                                                          Class A Shares
                                                 ----------------------------------
                                                     For the             For the
                                                   Year Ended          Year Ended
                                                 March 31, 1999      March 31, 1998
                                                 --------------      --------------
Shares sold ................................         7,667,470           7,042,839
Shares issued to shareholders on
  reinvestment of dividends ................           927,793             641,162
Shares converted from Class D ..............           744,609                  --
Shares redeemed ............................        (4,698,072)         (1,656,511)
                                                 -------------       -------------
Net increase in shares outstanding .........         4,641,800           6,027,490
                                                  ============       =============

Proceeds from sale of shares ...............     $ 167,786,940       $ 140,113,104
Value of reinvested dividends ..............        20,162,879          12,406,231
Value of shares converted from Class D .....        16,366,512                  --
Cost of shares redeemed ....................      (102,312,507)        (32,747,372)
                                                 -------------       -------------
Net increase from capital share
 transactions ..............................     $ 102,003,824       $ 119,771,963
                                                 =============       =============

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 3  continued


                                                          Class B Shares
                                                 ----------------------------------
                                                     For the             For the
                                                   Year Ended          Year Ended
                                                 March 31, 1999      March 31, 1998
                                                 --------------      --------------
Shares sold ................................        1,963,448           1,916,773
Shares issued to shareholders on
  reinvestment of dividends ................          119,699              58,431
Shares redeemed ............................         (414,281)            (62,652)
                                                  -----------         -----------
Net increase in shares outstanding .........        1,668,866           1,912,552
                                                  ===========         ===========
Proceeds from sale of shares ...............      $42,732,188         $37,749,769
Value of reinvested dividends ..............        2,606,348           1,143,662
Cost of shares redeemed ....................       (8,899,431)         (1,250,962)
                                                  -----------         -----------
Net increase from capital share
  transactions .............................      $36,439,105         $37,642,469
                                                  ===========         ===========



                                                 Class C Shares
                                                  ------------
                                                   For Period
                                                April 8, 1998(1)
                                                    through
                                                 March 31, 1999
                                                ---------------
Shares sold ................................           735,840
Shares issued to shareholders on
  reinvestment of dividends ................            12,033
Shares redeemed ............................           (24,353)
                                                  ------------
Net increase in shares outstanding .........           723,520
                                                  ============
Proceeds from sale of shares ...............      $ 16,181,630
Value of reinvested dividends ..............           261,764
Cost of shares redeemed ....................          (544,762)
                                                  ------------
Net increase from capital share
  transactions .............................      $ 15,898,632
                                                  ============

----------
(1) Commencement of operations.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------

NOTE 3 -- concluded

                                                     Class D Shares(1)
                                          --------------------------------------
                                            For the Period
                                            April 1, 1998           For the
                                                through            Year Ended
                                          November 20, 1998       March 31, 1998
                                          -----------------       --------------
Shares sold ........................                 --                    --
Shares issued to shareholders on
  reinvestment of dividends ........                9,988                26,051
Shares converted to Class A ........             (745,254)                 --
Shares redeemed ....................             (102,674)              (77,261)
                                             ------------          ------------
Net decrease in shares outstanding .             (837,940)              (51,210)
                                             ============          ============

Proceeds from sale of shares .......         $       --            $       --
Value of reinvested dividends ......              212,526               500,413
Value of shares converted to Class A          (16,366,512)
Cost of shares redeemed ............           (2,130,846)           (1,566,659)
                                             ------------          ------------
Net decrease from capital share
  transactions .....................         $(18,284,832)         $ (1,066,246)
                                             ============          ============

-----------
(1) Converted to Class A Shares on November 20, 1998.



                                                  Institutional Shares
                                          -----------------------------------
                                              For the               For the
                                            Year Ended            Year Ended
                                          March 31, 1999        March 31, 1998
                                           ------------          ------------
Shares sold ......................            2,172,982             2,782,404
Shares issued to shareholders on
  reinvestment of dividends ......              192,473               109,243
Shares redeemed ..................           (1,076,590)             (241,221)
                                           ------------          ------------

Net increase in shares outstanding            1,288,865             2,650,426
                                           ============          ============

Proceeds from sale of shares .....         $ 46,655,765          $ 55,823,020
Value of reinvested dividends ....            4,221,557             2,152,945
Cost of shares redeemed ..........          (22,007,214)           (4,872,187)
                                           ------------          ------------
Net increase from capital share
  transactions ...................         $ 28,870,108          $ 53,103,778
                                           ============          ============

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 4 -- Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $248,879,467 and sales of investment securities aggregated $70,765,644 for the year ended March 31, 1999. Purchases of U.S. government obligations aggregated $1,012,734, and sales of U.S. government obligations aggregated $7,034,903 for the period.

     On March 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $312,827,053 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $24,481,453.

Note 5 -- Net Assets

     On March 31, 1999, net assets consisted of:

 Paid-in capital:
   Class A Shares                                                  $407,144,016
   Class B Shares                                                    90,075,405
   Class C Shares                                                    15,898,631
   Institutional Shares                                             114,058,757
 Accumulated net realized gain from security transactions             2,984,183
 Unrealized appreciation of investments                             288,122,547
 Undistributed net investment income                                  4,505,377
                                                                   ------------
                                                                   $922,788,916
                                                                   ============

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Value Builder Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Value Builder Fund, Inc. (the "Fund"), at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, MD
April 30, 1999


-----------------------------------------------------------------------------
Tax Information (Unaudited)
For the Tax Year Ended March 31, 1999

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included $11,809,456 from long-term capital gains; of which $11,809,456 was subject to the 20% rate gains category.

     Of ordinary distributions made during the fiscal year ended March 31, 1999, 41.71% qualifies for the dividends received deduction available to corporate shareholders.

                                   APPENDIX A
                        BOND AND COMMERCIAL PAPER RATINGS


STANDARD & POOR'S COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong" safety characteristics. Those rated A-1 reflect a " strong" degree of safety regarding timely payment.

MOODY'S COMMERCIAL PAPER RATINGS

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.


                             CORPORATE BOND RATINGS

STANDARD & POOR'S BOND RATINGS

               AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

               AA -- Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the highest rated issues only in small degree. Also qualify as high quality debt obligations.


               A -- Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               BBB -- Regarded as having an adequate capacity to pay interest and repay principal. While normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


               BB, B, CCC, and CC and C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

               C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

               D -- In default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S BOND RATINGS

               Aaa -- Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa -- Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as "high-grade" bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

               A -- Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

               Baa -- Considered as medium-grade obligations (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba -- Judged to have speculative elements; future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

               B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa -- Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

               Ca -- Speculative in a high degree. Often in default or have other marked shortcomings.

               C -- The lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers 1,2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

                                       A-2